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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-102840 and 333-102842) of US Dataworks, Inc. of our report dated July 11, 2003 relating to the financial statements as of and for the year ended March 31, 2003, which appears in this Form 10-KSB/A.


/s/ Ham, Langston & Brezina, LLP


Ham, Langston & Brezina, LLP
Houston, Texas

July 15, 2003